NEWS www.facebook.com/ford www.twitter.com/ford Ford Takes Steps to Ensure Supply Continuity and Availability of Products for Customers Despite Fire at Parts Supplier x Ford Motor Company said it is working to mitigate U.S. production losses after a May 2 fire at a parts supplier x Parts shortages resulting from the fire at Meridian Magnesium Products of America’s plant supply issue is currently impacting F-150 and Super Duty production at Ford’s Kansas City Assembly, Dearborn Truck and Kentucky Truck plants x Ford accounts for less than a third of the volume of output from the affected Meridian plant DEARBORN, Mich., May 9, 2018 – Ford Motor Company is working with its supply base to offset impacts of a fire that occurred at one of the company’s suppliers last week and is affecting the production of certain vehicles, due to a shortage of die-cast components. “This is a fluid situation, but we are working closely with our supplier partners to do everything we can to limit the impact on our production,” said Joe Hinrichs, executive vice president and president of Global Operations. “It’s a full team effort and we’re confident that any impacts will be short term. The good news is we have strong inventories of our best-selling F-Series pickups and other vehicles, and customers won’t have a problem finding the model they want.” Current impacts from the supply shortage, included: x F-150 production is suspended at Kansas City (Mo.) Assembly Plant and will also be suspended at the Dearborn (Mich) Truck Plant at the end of the afternoon shift tonight x Ford F-Series Super Duty production is down at Kentucky Truck Plan in Louisville. Ford expects Super Duty production to continue at Ohio Assembly Plant in Avon Lake While the production shortage is expected to have an adverse impact on the company’s near term results, the company’s guidance of delivering an adjusted EPS in the range of $1.45 to $1.701 for the full year is unchanged. About Ford Motor Company Ford Motor Company is a global company based in Dearborn, Michigan. The company designs, manufactures, markets and services a full line of Ford cars, trucks, SUVs, electrified vehicles and Lincoln luxury vehicles, provides financial services through Ford Motor Credit Company and is pursuing leadership positions in electrification, autonomous vehicles and mobility solutions. Ford employs approximately 202,000 people worldwide. For more information regarding Ford, its products and Ford Motor Credit Company, please visit www.corporate.ford.com. 1 Adjusted earnings per share is a non-GAAP financial measure. Ford does not provide guidance on an earnings per share basis, the comparable GAAP financial measure. Ford’s earnings per share in 2018 will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end, including pension and OPEB remeasurement gains and losses. For news releases, related materials and high-resolution photos and video, visit www.media.ford.com.

Contact(s): Media: Equity Investment Fixed Income Shareholder Community: Investment Inquiries: Community: Brad Carroll Sabrina McKee Karen Rocoff 1.800.555.5259 or 313.390.5565 313.845.4601 313.621.0965 313.845.8540 bcarro37@ford.com fordir@ford.com fixedinc@ford.com stockinf@ford.com Cautionary Note of Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford’s long-term competitiveness depends on the successful execution of fitness actions; • Industry sales volume, particularly in the United States, Europe, or China, could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford’s new and existing products and mobility services are subject to market acceptance; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • Ford may face increased price competition resulting from industry excess capacity, currency fluctuations, or other factors; • Fluctuations in commodity prices, foreign currency exchange rates, and interest rates can have a significant effect on results; • With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor disputes, natural or man-made disasters, financial distress, production difficulties, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Safety, emissions, fuel economy, and other regulations affecting Ford may become more stringent; • Ford could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Operational systems, security systems, and vehicles could be affected by cyber incidents; • Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than- expected return volumes for leased vehicles; • Ford Credit could face increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and • Ford Credit could be subject to new or increased credit regulations, consumer or data protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. # # # 2 For news releases, related materials and high-resolution photos and video, visit www.media.ford.com.